                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant   /X/

Filed by a party other than the Registrant    / /

Check the appropriate box:

/ /      Preliminary proxy statement
/X/      Definitive proxy statement
/ /      Definitive additional materials
/ /      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

/ /      Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))


                   INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
                (Name of Registrant as Specified in Its Charter)


      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

/X/      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
         or Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1)   Title of each class of securities to which transaction applies:

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         (2)   Aggregate number of securities to which transaction applies:

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         (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

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         (4)   Proposed maximum aggregate value of transaction:

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         (5)   Total fee paid:

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/ /      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)   Amount previously paid:

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         (2)   Form, schedule or registration statement no.:

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         (3)   Filing party:

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         (4)   Date filed:

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
                   INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 19, 1996

                           ---------------------------

To the Shareholders:

         The Annual Meeting of Shareholders of International Microcomputer Software, Inc. (the "Company") will be held at the Company's offices, 1895 E. Francisco Boulevard, San Rafael, California 94901 on Friday, January 19, 1996, at 10:00 a.m. for the following purposes:

         1. To elect five directors to hold office until the next annual meeting of shareholders and until their successors are elected.

         2. To approve an amendment to the Company's 1993 Employee Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 300,000 shares, from 450,000 shares to 750,000 shares.

         3. To transact such other business as properly may come before the meeting and any adjournments and postponements thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

         Only shareholders of record at the close of business on December 15, 1995 are entitled to notice of, and to vote at, the meeting and any adjournments and postponements thereof.

         You are cordially invited to attend the meeting in person.

                                        By Order of the Board of Directors

                                        /s/  GEOFFREY B. KOBLICK

                                        Geoffrey B. Koblick,
                                        Chairman of the Board, Secretary

San Rafael, California
December 15, 1995

================================================================================
               WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED
  POSTAGE PREPAID ENVELOPE.  THANK YOU FOR ACTING PROMPTLY.
================================================================================

                   INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
                          1895 E. FRANCISCO BOULEVARD
                         SAN RAFAEL, CALIFORNIA  94901
                                 (415) 257-3000

                           ---------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                PROXY STATEMENT

                           ---------------------------

                               DECEMBER 15, 1995


To the Shareholders:

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of International Microcomputer Software, Inc., a California corporation (the "Company"), for use at the Company's annual meeting of shareholders and any adjournments and postponements (the "Annual Meeting") to be held at 10:00 a.m. on January 19, 1996, at the Company's offices, 1895 E. Francisco Boulevard, San Rafael, California 94901. Only shareholders of record on the close of business on Friday, December 15, 1995 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had 3,198,545 shares of Common Stock, no par value ("Common Stock"), outstanding and entitled to vote. Unless otherwise stated, all share and per share amounts contained in this Proxy Statement have been adjusted to reflect the Company's 3-for-2 stock split implemented by means of a stock dividend in November 1995. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about December 15, 1995.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

         Holders of Common Stock are entitled to one vote for each share of Common Stock held, except that in the election of directors each shareholder has cumulative voting rights as described below. The authorized number of directors of the Company currently is five. For the election of directors, any shareholder may exercise cumulative voting rights, which enable the shareholder to cast a number of votes equal to the number of shares held multiplied by the number of directors to be elected by the class of stock held. All such votes may be cast for a single nominee or may be distributed among any or all of the nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. In order to be entitled to cumulate votes, a shareholder must give notice at the Annual Meeting, prior to voting, of the shareholder's intention to do so. In addition, no shareholder will be entitled to cumulate votes for a candidate unless that candidate's name has been placed in nomination before the voting. If one shareholder gives such a notice, all shareholders may cumulate their votes. In such an event, the proxy holder may allocate among the Board of Directors' nominees the votes required by proxies in the proxy holder's sole discretion. Shareholders are requested, by means of the accompanying proxy, to grant discretionary authority to the proxy holders to cumulate votes.

         In the event that a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present and entitled to vote with respect to that matter.

         Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Proposal No. 2 requires for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposals. The aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the Annual Meeting, whether those shareholders vote "for," "against," "abstain" or give no instructions, will be counted for purposes of determining the minimum number of affirmative votes required to approve Proposal No. 2, and the total number of shares cast "for" Proposal No. 2 or giving no instructions will be counted for purposes of determining whether sufficient affirmative votes have been cast.
An abstention from voting on a matter by a shareholder present in person or represented by proxy at the Annual Meeting has the same effect as a vote "against" the matter.

         In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Annual Meeting.

         The cost of preparing, assembling, printing and mailing the Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed form of proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Following the original mailing of the proxies and other soliciting materials, the Company will request that the brokers, custodians, nominees and other record holders forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by directors, officers and employees of the Company.

                            REVOCABILITY OF PROXIES

         Any shareholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy before its use. A proxy can be revoked (i) by an instrument of revocation delivered before the Annual Meeting to the Secretary of the Company at the Company's principal executive offices,
(ii) by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or (iii) by voting in person at the Annual Meeting. Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Annual Meeting, the shareholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that shareholder's beneficial ownership of the shares. Attendance at the Annual Meeting will not by itself revoke a proxy.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

NOMINEES

         Five directors are to be elected to the Board at the Annual Meeting to serve until the next annual meeting and until their respective successors are elected and qualified or until the death, resignation, or removal of the director. Each of the nominees is currently a director of the Company. If any nominee is unable or unwilling to serve as a director, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected. Proxies received will be voted "FOR" the election of the nominees named below unless the proxy is marked in such a manner as to withhold authority so to vote.

   The names of the nominees and certain information about them are set forth below:

                                               PRINCIPAL                DIRECTOR
        NAME            AGE                   OCCUPATION                 SINCE
        ----            ---                   ----------                --------
 Earl S. Hamlin          56    Private Investor                           1995
 Geoffrey B. Koblick     41    Chairman of the Board of Directors and     1982
                               Secretary of the Company
 Gordon K. Landies       39    Executive Vice President of Domestic       1995
                               Sales of Mindscape
 Robert Mayer            41    Vice President of the Company              1985
 Martin Sacks            35    President and Chief Executive Officer      1988
                               of the Company

         Mr. Hamlin became a director in 1995. Mr. Hamlin is a private investor. From 1989 to 1994, he was a portfolio manager at Volpe, Welte & Company, an investment banking firm. From 1973 to 1989, he was employed at Hambrecht & Quist, where he held several positions, including financial analyst. He has been a director of 800 Software, a distributor of personal computer software and hardware, and is currently a director of Data Storage Systems, Inc. and National Employment Wire Service, Inc., which are both private companies.

         Mr. Koblick has been the Chairman of the Board of Directors and Secretary of the Company since its inception and served as the Company's President from its inception through September 15, 1987, and from July 1, 1988 to June 30, 1990. From 1981 to 1982, Mr. Koblick was legal counsel at MicroPro International Corporation (which later changed its name to WordStar International Incorporated). Between 1979 and 1981, he practiced law in San Francisco with Gunheim & Yturbide.

         Mr. Landies became a director in 1995. Mr. Landies has held several managerial positions with Mindscape (formerly known as The Software Toolworks) since 1989, most recently as Executive Vice President of Domestic Sales. Between 1984 and 1989, Mr. Landies was the President and founder of Design Software. Prior to founding Design Software, he was employed by several firms in various financial management capacities.

         Mr. Mayer has served as the Company's Vice President of Sales since 1990 and as a director since 1985. Prior to 1990 he served as Vice President of Operations. Before joining the Company, Mr. Mayer worked at Gundlach Bundschu Winery in Sonoma from 1980 to 1983, where he was the assistant wine maker and oversaw day-to-day operations.

         Mr. Sacks has been a director of the Company since 1988 and the Company's President and Chief Executive Officer since June 30, 1990. He was the founder of Milan Systems America, Inc. which was acquired by the Company in 1988. From 1979 to 1983, Mr. Sacks served as a consultant for Arthur Young & Company. Mr. Sacks also founded a software training company in 1984 and received a Bachelor of Commerce and a Bachelor of Accounting degree from the University of Witwatersrand, South Africa in 1981, and is a qualified chartered accountant (South Africa).

         All directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

BOARD MEETINGS

         During the last full fiscal year ended June 30, 1995 ("fiscal 1995"), the Board held three meetings, including telephone conference meetings, and acted by written consent one time during fiscal 1995. Each nominee who was a director during fiscal 1995 attended more than 75% of the number of Board meetings and the total number of meetings held by all committees on which such director served that were held during fiscal 1995 during the time such person was a director. The Board does not have a nominating committee or any committee performing such function, and there are no specific procedures for shareholders to follow to submit nominee recommendations.

DIRECTOR COMPENSATION

         Directors employed by the Company do not currently receive any monetary fees for services performed for the Company; non- employee directors receive $500 per Board meeting attended. Directors are also eligible to participate in the Company's incentive plans. Officers serve at the pleasure of the Board of Directors.

                  THE BOARD RECOMMENDS A VOTE FOR THE ELECTION
                      OF EACH OF THE NOMINATED DIRECTORS.

                PROPOSAL NO. 2 - APPROVAL OF AMENDMENTS TO 1993
                            EMPLOYEE INCENTIVE PLAN

GENERAL

         Shareholders are being asked to approve an amendment to the Company's 1993 Employee Incentive Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 300,000 shares, from 450,000 shares to 750,000 shares. The Board of Directors of the Company approved the proposed amendment described above on September 23, 1995, subject to shareholder approval. The Board believes that adding shares to the Plan is in the best interests of the Company because it will permit the Company to attract and retain key employees by providing them with appropriate equity incentives. If a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting is required for approval of the amendment to the Plan.

         The Plan was approved by the Board in June 1993 and approved by the Company's shareholders in April 1994. In April 1995, the shareholders approved amendments (previously approved by the Board) to the Plan increasing the number of shares reserved for issuance thereunder from 300,000 shares to 450,000 shares and making certain other amendments to the Plan. The Plan provides for awards of stock options, restricted stock, and stock purchase rights, and authorizes profit sharing awards. As of September 30, 1995, approximately 100 employees and directors of the Company were eligible to receive awards under the Plan. As of September 30, 1995, approximately 37,500 shares were available for future options and other awards under the Plan and all other stock plans of the Company, and on November 10, 1995, the average of the high bid and low asked prices of the Common Stock was $7.25. No options or other awards have been granted from the proposed additional 300,000 share pool under the Plan. Employees, directors and officers of the Company have an interest in the approval of the proposed amendments to the Plan by virtue of their eligibility to receive awards under the Plan. The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the Plan. Any such request should be directed as follows: Secretary, International Microcomputer Software, Inc., 1895 East Francisco Blvd., San Rafael, CA 94901; telephone number (415) 257-3000.

                      THE BOARD OF DIRECTORS RECOMMENDS A
                         VOTE FOR APPROVAL OF THE PLAN.

SUMMARY OF THE PLAN

         Administration. The Plan is administered by the Board, but the Board may delegate administration to a committee (in either case, the "Administrator"). The Administrator acts as the manager of the Plan, and as such has the power, subject to the terms and restrictions set forth in the Plan, to select the persons ("Participants") to receive options granted pursuant to the Plan ("Options") or other awards under the Plan (collectively, "Awards"), to fix the number of shares that each Participant may acquire, to set the terms and conditions of each Award (including any vesting or exercisability provisions or limitations regarding any Award and/or the shares of Common Stock relating thereto, and the waiver, amendment, extension or acceleration of any such provisions or limitations), to reduce the exercise price of any Award to the then current fair market value if the fair market value of the Common Stock covered by such Award shall have declined since the date the Award was granted, and to determine all other matters relating to the Plan, subject to applicable law. Determinations made by the Administrator are final and binding on all parties. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper. The Plan at present is administered by the Board.

         ERISA, Internal Revenue Code. The Plan is not subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         Eligibility. Every person who at the date on which an Award was granted to the person (the "Grant Date") is a full-time employee of the Company or any Affiliate is eligible to receive Awards (including options that are intended to be incentive stock options ("ISOs") within the meaning of the Code). Every person who at the Grant Date is a consultant to the Company or any Affiliate, or any person who is a director of the Company, but not a full-time employee, is eligible to receive non-qualified options ("NQOs") but is not eligible to receive ISOs. The term "Affiliate" means a "parent corporation" or a "subsidiary corporation" as defined in the applicable provisions of the Code.

         Securities Subject to the Plan. The total number of shares that are reserved and available for issuance pursuant to the exercise of Awards under the Plan, as proposed to be amended, is 750,000 shares of Common Stock. The shares covered by the portion of any grant that expires unexercised under the Plan will become available again for grants under the Plan. The number of shares reserved for issuance under the Plan is subject to adjustment in accordance with the provisions for adjustment in the Plan.

         Granting of Options. No Options may be granted under the Plan after 10 years from the date the Board initially adopted the Plan. Unless an earlier expiration date is specified by the Administrator at the Grant Date, an NQO generally expires 10 years and two days from its Grant Date, and an ISO expires 10 years from its Grant Date, except that an ISO granted to any ten percent shareholder expires five years from its Grant Date. The exercise price of an NQO is determined by the Administrator. The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and is at best equal to the fair market value of the stock covered by the ISO at the Grant Date.

         Each Award will be evidenced by a written agreement (in the case of Options, referred to as the "Option Agreement", and in the case of other Awards, referred to as the "Award Agreement"), in a form satisfactory to the Company, executed by the Company and the Participant to whom the Award is granted. Provisions of Award Agreements need not be the same for each Participant. Awards may, in the sole discretion of the Administrator, be exercisable entirely at the Grant Date or at such times and in such amounts as the Administrator may specify. No Award is assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution. During the life of the Participant, an Option is exercisable only by the Participant or the Participant's guardian or legal representative.

         Unless the Administrator determines otherwise, the aggregate value of all shares covered by any ISOs granted to a Participant with respect to stock in the Company or any Affiliate that first become exercisable during any one calendar year may not exceed $100,000. For this purpose, value is the fair market value of the shares covered by the ISOs when the ISOs were granted. If the Administrator grants Options that would otherwise be ISOs in excess of this $100,000 limit, the Options that exceed the limit, determined in order of grant, will be treated for tax purposes as NQOs.

         Changes in Capital Structure. Subject to the provisions described in the next two sections, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Administrator may make appropriate adjustments in (a) the number and class of shares of stock subject to the Plan and each outstanding Award, and (b) the exercise price of each outstanding Award.

         Corporate Transactions. New option rights may be substituted for Awards granted, or the Company's obligations as to outstanding Awards may be assumed by an employer corporation other than the Company, or an affiliate thereof, in connection with any merger, consolidation, acquisition, separation, reorganization, dissolution, liquidation, sale or like occurrence in which the Company is involved and which the Administrator determines, in its absolute discretion, would materially alter the structure of the Company or its ownership. Notwithstanding the foregoing, if such an event occurs and if such employer corporation, or an affiliate thereof, does not substitute new option rights for, and substantially equivalent to, outstanding Awards, or assume the outstanding Awards, or if there is no employer corporation, or if the Administrator determines, in its sole discretion, that outstanding Awards should not then continue to be outstanding, the Administrator may upon ten days' prior written notice to Participants, in its absolute discretion, (a) shorten the period during which Awards, are exercisable (provided they remain exercisable to the extent otherwise exercisable, for at least ten days after the date the notice is given), or (b) cancel Awards upon payment to the Participant in cash with respect to each Award to the extent then exercisable, of an amount which, in the absolute discretion of the Administrator, is determined to be equivalent to any excess of the fair market value (at the effective time of such event) of the consideration that the Participant would have received if the Award had been exercised before the effective time, over the exercise price of the Awards. If, however, there is a successor corporation and replacement Awards are not granted, or existing Awards are not assumed by the successor corporation, all outstanding Awards shall become exercisable before the consummation of the transaction such that the Participants have not less than ten days to exercise their Awards and become shareholders of record entitled to receive the consideration paid to the other shareholders of the Company. The actions described above may be taken without any regard to any resultant tax consequences to the Participant. Notwithstanding any other provision of the Plan, except where prohibited by the terms of a state securities law permit or qualification with respect to the grant of an Award or the issuance of Common Stock upon the exercise of an Award, the Administrator may, in particular Award Agreements or thereafter, provide for the accelerated vesting of an Award upon any event which the Administrator determines, in its discretion, constitutes a "change in control" of the Company as defined in the Plan. Except as expressly provided in any Award Agreement, in the event of a "change in control," any Options outstanding immediately before the change in control and not then exercisable and vested become fully exercisable and vested immediately before the change in control; provided that the Administrator may in its discretion decide that a change in control does not alter the exercisability or vesting of outstanding Options.
In this context, certain actions described above may result in "parachute payments" under the Code for certain Participants.

         Payment of Exercise Price. Except as described below, payment in full, in cash, must be made for all stock purchased at the time a written notice of exercise is given to the Company. Proceeds of any such payment will constitute general funds of the Company. At the time an Award is granted or before it is exercised, the Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment: (a) acceptance of the Participant's full recourse promissory note for some or all of the aggregate exercise price of the shares being acquired, with such terms as the Administrator approves; (b) delivery by the Participant of Common Stock or other securities of the Company already owned by the Participant; (c) surrender, sale or withholding from the shares issuable upon exercise of the Award of a number of shares with a fair market value equal to the aggregate exercise price of the shares being acquired; or (d) any other property, so long as such property constitutes valid consideration under applicable law.

         Termination of Employment. Any Award or portion thereof that has not vested on or before the date on which a Participant ceases, for any reason, with or without cause, to be an employee or director of, or a consultant to, the Company or an Affiliate ("Employment Termination"), expires upon the date of Employment Termination. An Award or portion thereof that has vested as of the date of Employment Termination, to the extent the Award has not then expired or been exercised, is exercisable for a period of (a) three months, or
(b) in the case of Participants subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if the Company and the Participant so agree, seven months following the date of the Participant's sale, if any, of Common Stock within the meaning of Rule 16b-3 promulgated pursuant to the Exchange Act, within six months before the date of Employment Termination. If, however, Employment Termination is due to the permanent disability or death of the Participant, then the Participant, the Participant's personal representative or any other person who acquires Award rights from the Participant by will or the applicable laws of descent and distribution, may, within 12 months after the date of Employment Termination, exercise such Award rights to the extent they were exercisable on the date of Employment Termination. The Administrator may, with the consent of the Participant, modify any of the periods described above in an Award Agreement or thereafter.

         Tax Compensation Rights. In connection with the grant of any Award (the "Associated Award"), the Administrator may grant the Participant the right (the "Tax Compensation Right") to receive from the Company an amount (the "Tax Compensation Amount") in cash which will not exceed an amount equal to the then existing maximum statutory federal income tax rate (including any surtax or similar charge or assessment) for corporations multiplied by the amount of compensation expense deductible by the Company for federal income tax purposes as a result of exercise of the Associated Award. The Administrator may also, in its discretion, loan to the Participant an amount equal to the Tax Compensation Amount.

         Withholding and Employment Taxes. At the time of exercise of an Award, the Participant must remit to the Company in cash all applicable federal and state withholding and employment taxes. The Administrator may, in the exercise of the Administrator's sole discretion, permit a Participant to pay some or all of such taxes by means of a promissory note on such terms as the Administrator deems appropriate. If and to the extent authorized and approved by the Administrator in its sole discretion, a Participant may elect, by means of a form of election to be prescribed by the Administrator, to have shares which are acquired upon exercise of an Award withheld by the Company or tender other shares of Common Stock or other securities of the Company owned by the Participant to the Company at the time the amount of such taxes is determined in order to pay the amount of such tax obligations. Unless the Administrator otherwise determines, the Participant must pay to the Company in cash, promptly when the amount of such obligations becomes determinable, all applicable federal and state withholding taxes resulting from the lapse of restrictions imposed on exercise of an Award, from a transfer or other disposition of shares acquired upon exercise of an Award, or otherwise related to the Award or the shares acquired upon exercise of the Award.

         Amendment, Suspension or Termination of the Plan. The Board may at any time amend, alter, suspend or discontinue the Plan without shareholder approval, except as required by applicable law; provided, however, that no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Participant under any Award previously granted, without the Participant's consent, except to conform the Plan and Awards granted under the Plan to the requirements of federal or other tax laws or the requirements of Rule 16b-3.

         Liability and Indemnification of Administrator. No member of the group constituting the Administrator will be liable for any act or omission on such member's own part, including but not limited to the exercise of any power or discretion given to such member under the Plan, except for those acts or omissions resulting from such member's own gross negligence or willful misconduct. The Company will indemnify each present or future member of the group constituting the Administrator against, and each member of the group constituting the Administrator shall be entitled without further act on his or her part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such person in connection with or arising out of any action, suit or proceeding to the full extent permitted by law and by the Articles of Incorporation and Bylaws of the Company.

         Restricted Stock. Participants awarded Restricted Stock must, within certain time periods specified in the Plan, pay to the Company, if required by applicable law, an amount equal to the par value of the Stock subject to the Award. Subject to the provisions of the Plan and the Award Agreement, during a period set by the Administrator, commencing with, and not exceeding 10 years from, the date of such award (the "Restriction Period"), the Participant may not sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Administrator may in its discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Administrator may determine. Unless otherwise determined by the Administrator, cash dividends with respect to shares of Restricted Stock will be automatically reinvested in additional Restricted Stock, and dividends payable in Stock shall be paid in the form of Restricted Stock. Except to the extent otherwise provided in the Award Agreement and as described above under "Restrictions," upon a Participant's Employment Termination during the Restriction Period, all shares still subject to restriction will be forfeited by the Participant.

         Stock Purchase Rights. The Administrator may grant Stock Purchase Rights which enable the recipients to purchase Common Stock at a price determined by the Administrator. Stock Purchase Rights will be exercisable for a period determined by the Administrator not exceeding 30 days from the date of grant. The Administrator, however, may provide that, if required under Rule 16b-3, Stock Purchase Rights granted to persons subject to Section 16(b) of the Exchange Act will not become exercisable until six months and one day after the grant date and will then be exercisable for 10 trading days at the purchase price specified by the Administrator as described in the preceding paragraph. The Administrator, in its discretion, may provide for rights of repurchase of shares acquired upon exercise of Stock Purchase Rights, including without limitation at the original purchase price of such shares, upon the Employment Termination of a Participant.

         Profit Sharing. After completion of a particular fiscal year of the Company (or other fiscal period established by the Administrator) and delivery to the Company of its financial statements for that fiscal period, the Company may in its discretion allocate a percentage of the net income of the Company for that fiscal period for possible distribution to the Company's employees (any such amount for a particular fiscal period referred to as a "Profit Sharing Amount"). The Administrator shall have complete discretion to allocate some or all of a Profit Sharing Amount to qualifying employees of the Company, and to determine the allocation of any Profit Sharing Amount among particular qualifying employees. To qualify, an employee must have been a regular, permanent employee of the Company for the full fiscal year to which the Profit Sharing Amount relates or, if a shorter fiscal period is utilized, for the past four full consecutive fiscal quarters, including the fiscal period to which the Profit Sharing Amount relates; for example, if the Company's fiscal year ends on June 30, and the Profit Sharing Amount relates to that fiscal year, an employee must have been a full-time regular employee from July 1 through June 30.

         The Administrator may allocate some or all of the Profit Sharing Amount in cash to eligible employees, in such amounts as the Administrator may in its discretion determine (the amount allocated to a particular employee referred to as the "Employee's Allocation"). An eligible employee may elect to request distributions of the Employee's Allocation in cash or to have a portion of the Employee's Allocation take the form of shares of Stock or (if the Administrator so approves) discounted stock options, or a combination thereof, by making a written election at such times, and by means of such written documentation, as the Administrator may prescribe; provided, however, that the Company shall be under no obligation to deliver shares of Stock, and delivery of such shares shall be in the discretion of the Company.

         The Company may, in lieu of distributing some or all of an Employee's Allocation in cash, distribute some or all of an Employee's Allocation by issuing shares of Common Stock. Such shares may either be authorized but unissued shares, shares reacquired in private transactions, or shares purchased by the Company in open market purchase transactions. The purchase price for such shares will be paid from (and credited against) an Employee's Allocation. The purchase price for any such shares will be their fair market value on the date of issuance (or, if they are acquired by the Company, then the purchase price paid by the Company).

         A person or entity selected by the Administrator will hold the certificates representing any shares allocated to an employee pursuant to such documentation as is satisfactory to the Administrator. All shares held by any such person or entity shall at all times remain subject to the claims of the Company's general creditors. If such person or entity is the record owner of such shares, then the person or entity shall vote any shares of Common Stock included in an Employee's Allocation held pursuant to such documentation in accordance with the instructions of the employee. At any time after allocated shares have vested (pursuant to the provisions described below), an employee shall be entitled to receive a certificate representing the vested shares.

         Unless the Administrator determines otherwise in a particular case, any award of cash or shares under the profit sharing provisions of the Plan will be subject to a five-year vesting period. Twenty percent of the Employee's Allocation for any fiscal year shall vest immediately, and the balance shall vest ratably and equally over five years on each anniversary of the fiscal year of the profit-sharing. No employee shall have any right to receive any cash portion of an Employee's Allocation, or transfer or make any other disposition of Stock, that has not vested. Upon the Employment Termination of an employee, the employee shall have no further rights with respect to any unvested portion of the Employee's Allocation, and any shares of Stock which have not vested may be redeemed at the option of the Company, without payment of any consideration, by notice from the Company to the record holder of such shares.

         Retirement. Upon retirement of an employee, all outstanding shares included in the Employee's Allocation held by the Company for that employee's account shall be considered fully vested and distributed to the retiring employee. For purposes of this section, "retirement" shall mean voluntary termination by the employee of the employee's employment with the Company or an affiliate after the employee has reached age 60.

         Offset and Withholding. In the event that any amounts are due to the Company from a participating employee, regardless of the source of the obligation, an Employee's Allocation may be applied by the Company towards satisfaction of such other obligations.

         No Vested Rights; Company Discretion. Without limiting any other provision in this Plan giving the Company or the Administrator the flexibility to administer and interpret the Plan, all benefits, Awards, and provisions of this Section 10 may be changed, modified, terminated or canceled, at any time without notice, with or without any reason, by the Company; and no employee, officer or director of the Company shall have any right to receive any amounts under the profit sharing provisions of the Plan otherwise than in the absolute discretion of the Company.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

         The following description of federal income tax consequences associated with participation in the plan is based on current provisions of the Code and administrative and judicial interpretations thereof. It does not describe applicable state, local, or foreign tax considerations, nor does it discuss any estate or gift tax considerations. The applicable rules are complex and may vary depending upon a participant's individual circumstances. The following description is thus necessarily general and does not address all of the potential federal and other income tax consequences to every participant of the Amended Plan or transactions thereunder. Moreover, comprehensive Treasury regulations covering certain of the issues described below have been proposed but have not yet been adopted.

Incentive Stock Options

         Option, Exercise, Alternative Minimum Tax. A Participant will not have taxable income upon the grant or exercise of an ISO. However, the "Option Spread" (the amount by which the fair market value of the Common Stock acquired upon exercise of the Option (the "Option Shares") on the relevant measurement date exceeds the exercise price) is includable in the Participant's "alternative minimum taxable income" in determining the Participant's liability for the "alternative minimum tax." The maximum alternative minimum tax rate applicable to individuals is now 28%. The Option Spread generally is measured for this purpose on the day the Option is exercised; however, if both (i) the Option Shares are subject to a "substantial risk of forfeiture" (including a right of repurchase in favor of the Company and perhaps, in the case of certain officers, limitations on the resale of such shares imposed by Section 16(b) of the Exchange Act) and (ii) the Participant does not make an election under
Section 83(b) of the Code with respect to such shares within 30 days after the purchase date (a "Section 83(b) Election"), then the Option Spread should be measured, and should be includable in alternative minimum taxable income, on the date the risk of forfeiture lapses. (For purposes of the alternative minimum tax, the fair market value of Option Shares acquired under an ISO is determined by ignoring any restriction which by its terms may some day lapse.) The Company receives no income tax deduction upon grant or exercise of an ISO but is entitled to a deduction equal to the ordinary income taxable to the Participant upon a Disqualifying Disposition.

         In general, an ISO must be exercised within three months of Employment Termination to retain the federal income tax treatment described above. In the case of a Participant who is permanently and totally disabled, as defined in the Code, or who dies while owning an Option, this three-month period is extended to 12 months. The Plan allows the Company to extend this three- month in the case of certain Participants who are subject to Section 16(b) of the Exchange Act. Any such extension may be treated as the grant of a new Option to the Participant, which must meet the requirements for ISO status on the date of the agreement; in all events, if an Option is exercised more than three months after Employment

Termination, it will, except in the cases of a permanently and totally disabled or deceased Participant, not qualify as an ISO.

         Sale of Option Shares; Disqualifying Dispositions. A Participant generally will be entitled to long-term capital gain treatment upon sale (other than to the Company) or other disposition of Option Shares held longer than two years from the grant date and one year from the date the Participant receives the shares. If the Option Shares are sold or disposed of (including by gift, but not including certain tax-free exchanges) before both of these holding periods have expired (a "Disqualifying Disposition"), the Option Spread (but generally not more than the amount of gain if the Disqualifying Disposition is a sale) is taxable as ordinary income. For this purpose, the Option Spread is measured at the Exercise Date unless the Option Shares were subject to a substantial risk of forfeiture upon purchase and the Participant did not file a
Section 83(b) Election, in which event the Option Spread is measured at the date the restriction lapsed. If gain on a Disqualifying Disposition exceeds the amount treated as ordinary income, the excess is capital gain, which will be long-term if the Option Shares were held for more than one year. The holding period for Option Shares commences with the Option exercise date unless the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, in which event the holding period commences with the date the risk lapsed. A sale of Common Stock to the Company, including use of Common Stock to pay withholding or withheld by the Company upon exercise of an ISO, will constitute a redemption of such Common Stock and may be taxable as a dividend unless certain tests in the Code are met.

Non-Qualified Stock Options

         Option; Exercise; Tax Consequences to the Company. A Participant does not have taxable income upon the grant of an NQO. Federal income tax consequences upon exercise will depend upon whether the Option Shares thereby acquired are subject to a substantial risk of forfeiture, described above. If the Option Shares are not subject to a substantial risk of forfeiture (or if they are subject to such a risk and the Participant files a Section 83(b) Election with respect to the shares), the Participant will have ordinary income at the time of exercise measured by the Option Spread on the Exercise Date.
The Participant's tax basis in the Option Shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long-term or short-term also will begin with the day after transfer. If the Option Shares are restricted and no Section 83(b) Election is filed, the Participant will not be taxable upon exercise, but instead will have ordinary income on the date the restrictions lapse, in an amount equal to the Option Spread on the date of lapse. The Participant's holding period begins with the date of lapse.

         In either case, the amount of ordinary income recognized by a Participant who is an employee constitutes "supplemental wages" subject to withholding of federal income and employment taxes by the Company, and the Company receives a corresponding income tax deduction.

         Sale of Option Shares. Upon sale other than to the Company of Option Shares acquired under an NQO, a Participant generally will recognize capital gain or loss to the extent of the difference between the sale price and the Participant's tax basis in the shares, which will be "long-term" gain or loss if the shares are held more than one year. A sale of shares to the Company will constitute a redemption of such shares, which may be taxable as a dividend.

         Tender of Stock to Satisfy Withholding Obligation. If a Participant tenders Common Stock in satisfaction of an income tax withholding obligation described above, the surrendered shares will be treated as redeemed by the Company at their then fair market value. The amount of the withholding obligation thus satisfied may be taxable to the participant as a dividend unless the redemption meets certain tests set forth in the Code. If Shares acquired pursuant to exercise of an ISO are tendered, the redemption may also be a disqualifying disposition of those shares. Participants should consult with their personal tax advisors before tendering Common Stock in satisfaction of a withholding obligation.

         Deductibility of Interest. Interest paid on indebtedness incurred to purchase Option Shares should constitute "investment interest" deductible for income tax purposes only against "net investment income." Investment income includes most interest and dividend income, but does not include earned income (e.g., wages) or income from "passive activities" of a participant. Interest paid on indebtedness incurred to satisfy a withholding obligation generally will be nondeductible "personal" interest.

         Parachute Payments. In certain corporate transactions, such as a merger in which the Company is not the surviving corporation, the Plan permits the Administrator to cancel outstanding options and pay to Participants an amount equal to the difference between the fair market value of the shares issuable upon exercise of the option and the exercise price of the option (such difference referred to as the "spread"). Under certain circumstances, the amount of the spread could be, or be part of, an "excess parachute payment" under
Section 280G of the Code. If the spread is an excess parachute payment, the Participant would incur tax liability equal to 20% of the amount deemed to be an "excess parachute payment." Similarly, the value of the acceleration of outstanding options pursuant to a "Change in Control" may also be regarded as an excess parachute payment. The Company is not entitled to a deduction for any excess parachute payments, even if the Company would otherwise have been entitled to a deduction for such payments.

         Tax Compensation Rights. Tax compensation rights will constitute ordinary wage income, subject to income and employment tax withholding, when paid to the Participant other than as proceeds of a loan.

         Profit Sharing Plan Awards. Profit sharing amounts paid in cash will constitute ordinary wage income, subject to income and employment tax withholding, to the Participant on the date paid. Profit sharing amounts paid in shares constitute ordinary wage income, subject to income and employment tax withholding, to the Participant on the date transferred to the Participant if they either are not subject to a substantial risk of forfeiture, described above, on that date or if they are subject to such a risk and the Participant files a Section 83(b) Election with respect to the shares. The amount of such income is the fair market value of the shares on the date of transfer, determined without regard to any restriction that by its terms may some day lapse. If the shares are subject to a substantial risk of forfeiture and the Participant does not make a Section 83(b) Election with respect to them, the Participant will have ordinary wage income, subject to income and employment tax withholding, on the date the risk of forfeiture lapses, in the amount of the fair market value of the shares on that date, again determined without regard to any additional restriction that by its terms may someday lapse.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

         The following table sets forth, as of September 15, 1995, the ownership of the Company's Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent of the Company's Common Stock, (ii) each director or nominee, (iii) each other executive officer (of which there are none) named in the Summary Compensation Table below, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and dispositive power with respect to the shares indicated, subject to community property laws where applicable. The business address of Messrs. Koblick, Landies, Mayer and Sacks is 1895 E. Francisco Boulevard, San Rafael, California 94901. The business address of Tudor Investment Corporation is 40 Rowes Wharf, 2nd Floor, Boston, MA 02110.

NAME AND ADDRESS
OF BENEFICIAL OWNER                        SHARES BENEFICIALLY OWNED (1)  PERCENTAGE OF CLASS(1)
-------------------                        -----------------------------  ----------------------
Geoffrey B. Koblick(2)                                  300,692                   8.6%
Robert Mayer(3)                                         308,576                   8.8%
Martin Sacks(4)                                         514,914                  14.7%
Earl S. Hamlin(5)                                        26,088                     *%
Gordon K. Landies(6)                                     75,000                   2.1%
Tudor Investment Corporation (7)                        224,850                   6.4%
All directors and executive officers as a             1,247,769                  35.7%
group (6 persons)

---------------
*     Less than one percent.
(1) Assumes that the person has exercised, to the extent exercisable on or before 60 days from the date of the table, all options and warrants to purchase Common Stock held by such person and that no other person has exercised any outstanding options. Includes, with respect to the category of all officers and directors as a group, 312,272 shares subject to options so exercisable held by all officers and directors as a group.
(2) Includes 52,500 shares issuable upon the exercise of stock options held by Mr. Koblick. Mr. Koblick shares voting and dispositive power with his wife with respect to such shares.
(3) Includes 68,424 shares issuable upon the exercise of stock options held by Mr. Mayer.
(4) Includes 108,848 shares issuable upon the exercise of stock options held by Mr. Sacks.
(5) Includes 15,000 shares issuable upon the exercise of stock options held by Mr. Hamlin.
(6) Includes 45,000 shares issuable upon the exercise of stock options held by Mr. Landies.
(7)  Based solely on a Schedule 13D filed on July 11, 1994.

                             EXECUTIVE COMPENSATION

         The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of the fiscal years ended June 30, 1995, 1994 and 1993 to (i) any individual who served as the Company's chief executive officer during fiscal 1995, and (ii) the Company's two other executive officers other than the Chief Executive Officer who were serving as executive officers at the end of fiscal 1995 whose compensation exceeded $100,000 for fiscal 1995 (collectively, "Named Persons"). No person for whom disclosure would otherwise have been required was an executive officer during part of fiscal 1995 but was not an executive officer at the end of fiscal 1995.

                                                    SUMMARY COMPENSATION TABLE

                                     ANNUAL COMPENSATION                  LONG TERM COMPENSATION AWARDS
                                 ---------------------------        -------------------------------------------
                                                                    Other Annual       Stock         All Other
 Name and Principal Position     Year     Salary       Bonus        Compensation      Options      Compensation
 ---------------------------     ----     ------       -----        ------------      -------      ------------
                                           ($)          ($)           ($)(1)                          ($)(1)
 Martin Sacks                    1995     166,375      28,609          5,324           75,000            --
   President and Chief           1994     160,000        --            4,300             --              --
   Executive Officer             1993     110,000      45,000          4,404             --              --

 Robert Mayer                    1995     120,229      12,790          5,324           15,000            --
   Vice President                1994     121,005        --            4,300             --              --
                                 1993      94,600      28,000          4,464             --              --

 Mark H. Cosmez II               1995     100,834        --              --            22,500            --
   Vice President of Finance     1994       --           --              --              --              --
   Chief Financial Officer       1993       --           --              --              --              --

---------------
(1) Consists of medical insurance premiums paid by the Company.

      There are no employment agreements between the Company and any of the named executive officers.

                          OPTION GRANTS IN FISCAL 1995

      The following table sets forth further information regarding individual grants of options to acquire the Company's Common Stock during fiscal 1995 to each Named Person.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                          Individual Grants
                       ----------------------------------------------------------------------------------------
                                           % of Total Options Granted        Exercise or
Name                   Options Granted     to Employees In Fiscal Year    Base Price ($/Shr)    Expiration Date
----                   ---------------     ---------------------------    ------------------    ---------------
Martin Sacks               75,000                     26.5%                      3.50              10/14/04
Robert Mayer               15,000                      5.3%                      3.50              10/14/04
Mark H. Cosmez II          22,500                      7.9%                      2.83              08/01/04

      The following table sets forth information with respect to the options exercised during fiscal 1995 by the Name Persons during fiscal 1995.


            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

                                                      Number of Unexercised         Value of Unexercised
                                                           Options/SARs             In-The-Money Options
                                                        At June 30, 1995           At June 30, 1995 ($)
Name               Exercise(#)     Value Realized     Exercisable/Unexercisable    Exercisable/Unexercisable
----               -----------     --------------     -------------------------    -------------------------
Martin Sacks            0                 0               31,578 / 77,270(1)        $ 48,038 / $171,384(2)
Robert Mayer            0                 0               51,609 / 16,815(1)        $227,645 / $ 41,479(2)
Mark Cosmez             0                 0                    0 / 22,500(1)              $0 / $ 62,813(2)

---------------
(1) These options, which have a five-year vesting period, become exercisable over time based on continuous employment with the Company, and in certain cases are subject to various performance criteria or vest in full upon acquisition of the Company.

(2) Based on the difference between the market price of the Common Stock at June 30, 1995 ($8.4375 per share, actual; $5.625 per share, as adjusted for the Company's November 1995 3-for-2 stock split) and the aggregate exercise prices of options shown in the table.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they filed. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during the last fiscal year all Section 16(a) filing requirements applicable to the Company's officers, directors, and greater than ten percent beneficial owners were complied with, except as follows: a late Form 4 reporting the grant of a stock option under the Plan and a gift of 1,500 shares of Common Stock was filed by Mr. Sacks, late Form 4s reporting the grants of stock options under the Plan were filed by Messrs. Cosmez, Koblick and Mayer, and late Form 3s were filed by each of Messrs. Cosmez, Hamlin and Landies.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company previously leased office and warehouse space from a partnership which is partially owned by Geoffrey and Phyllis Koblick (25% interest), the Company's Chairman, and Maury and Jane Koblick (25% interest), Mr. Koblick's parents. The Company terminated its lease with the above-mentioned partnership in fiscal 1995. The Company believes that the terms of said lease were as favorable as those that the Company could have obtained from unaffiliated third parties.

                         ANNUAL REPORT TO SHAREHOLDERS

         The Company's Annual Report to Shareholders for the year ended June 30, 1995, containing the audited consolidated balance sheets at June 30, 1994 and 1995 and the related consolidated statements of operations, consolidated statements of shareholders' equity, and consolidated statements of cash flows for each of the three years ended June 30, 1995, is being mailed with this Proxy Statement to shareholders entitled to notice of the Annual Meeting.

                             SHAREHOLDER PROPOSALS

         The Company will, in the future proxy statements of the Board, include shareholder proposals complying with the applicable rules of the Securities and Exchange Commission, any applicable state laws, and the Company's charter documents. Accordingly, in order for a proposal by a shareholder to be included in the proxy statement of the Board relating to the annual meeting of shareholders following completion of the fiscal year ending June 30, 1996, the proposal must be received in writing by the Secretary of the Company no later than August 19, 1996.

                                 OTHER MATTERS

         The Board knows of no other matters that will be presented at the Annual Meeting. If however, any matter is properly presented at the Annual Meeting, the proxy solicited hereby will be voted in accordance with the judgment of the proxy holders.

                                        By Order of the Board of Directors,

                                        /s/  GEOFFREY B. KOBLICK

                                        Geoffrey B. Koblick,
                                        Chairman of the Board, Secretary

San Rafael, California

                   INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                January 19, 1996

The undersigned hereby appoints Martin Sacks and Geoffrey B. Koblick, or either of them, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of International Microcomputer Software, Inc. ("IMSI") to be held at 10:00 a.m. P.D.T., on January 19, 1996, at the Company's offices at the 1895 E. Francisco Boulevard, San Rafael, California, and at any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:

1.       ELECTION OF DIRECTORS.

/ /      FOR all nominees listed           / /     WITHHOLD AUTHORITY
         below (except as indicated                     to vote for all nominees
         to the contrary below)                         listed below

Nominees:  Earl S. Hamlin, Geoffrey B. Koblick, Gordon K. Landies, Robert Mayer
           and Martin Sacks

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

          ------------------------------------------------------------

2. APPROVAL OF AMENDMENT TO 1993 EMPLOYEE INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK (AND OPTIONS THEREFOR) RESERVED AND AUTHORIZED FOR ISSUANCE UNDER THE PLAN BY 300,000 SHARES.

         / /     FOR              / /      AGAINST          / /     ABSTAIN

3. THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES AND FOR PROPOSAL NO. 2.

         THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AND FOR PROPOSAL NO. 2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

Dated:__________________

___________________________

___________________________



Note: Please sign exactly as your name(s) appear(s) on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorize officer. If a partnership, please sign in partnership name by an authorized person.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                  APPENDIX I

                          1993 EMPLOYEE INCENTIVE PLAN

                                       OF

                   INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.


         1.  PURPOSE OF THE PLAN AND DEFINITIONS

                  1.1 Purpose. The purposes of this 1993 Employee Incentive Plan (the "Plan") of International Microcomputer Software, Inc. (the "Company")
are to:

                  (a) furnish incentive to individuals chosen to receive options because they are considered capable of responding by improving operations and increasing profits;

                  (b) encourage selected employees, directors and consultants to accept or continue employment with, or consulting to, the Company or its affiliates; and

                  (c) increase the interest of selected employees, directors and consultants in the Company's welfare through their participation in the growth in value of the common stock, no par value, of the Company ("Common Stock" or "Stock").

         To accomplish the foregoing objectives, this Plan provides a means whereby employees, directors and consultants may receive Awards. Options will be either NQOs subject to federal income taxation upon exercise or Options intended to be ISOs not subject to immediate federal income taxation upon exercise.


                  1.2 Definitions. For purposes of this Plan, the following terms will have the following meanings:

                           "Administrator" means the Administrator referred to
in Section 4, or the Board in its capacity as administrator of the Plan in accordance with Section 4.

                           "Affiliate" means a parent or subsidiary corporation,
as defined in the applicable provisions (currently Sections 424(e) and (f)), of the Code.

                           "Award" means any award under the Plan, including any
Option, Restricted Stock, or Stock Purchase Right.

                           "Award Agreement" means, with respect to each Award,
the signed written agreement between the Company and the Plan participant setting forth the terms and conditions of the Award.




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                           "Board" means the Board of Directors of the Company.

                           "Code" means the Internal Revenue Code of 1986, as
amended from time to time, and any successor provisions.

                           "Commission" means the Securities and Exchange
Commission and any successor agency.

                           The term "consultant" includes persons employed by,
or otherwise affiliated with, a consultant.

                           The term "employee" shall have the meaning ascribed
for purposes of Section 3401(c) of the Code and the Treasury Regulations promulgated thereunder and shall include an officer or a director who is also an employee.

                           "Employment Termination" means that a Participant has
ceased, for any reason and with or without cause, to be an employee or director of, or a consultant to, the Company or an Affiliate.

                           "Exchange Act" means the Securities Exchange Act of
1934, as amended from time to time, and any successor.

                           "Grant Date" means the date on which an Award becomes
effective.

                           "Incentive Stock Option" or "ISO" means any Option
intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

                           "Non-Qualified Stock Option" or "NQO" means any
Option that is not an Incentive Stock Option.

                           "Option" means an Option granted under Section 6.

                           "Participant" means an eligible person granted an
Award.

                           "Restricted Stock" means an Award of Stock subject to
restrictions, as more fully described in Section 8.

                           "Rule 16b-3" means Rule 16b-3 promulgated under
Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

                           "Stock Purchase Right" means an Award granted under
Section 9.

                           "Ten Percent Shareholder" means any person who owns,
directly or indirectly (or is treated as owning by reason of attribution rules, currently set forth in Code Section 424), stock of the



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Company constituting more than ten percent of the total combined voting power of all classes of outstanding stock of the Company or of any Affiliate of the Company.

         2.  ELIGIBLE PERSONS

         Every person who at the Grant Date, is a full-time employee of the Company or of any Affiliate is eligible to receive Awards under this Plan. Every person who at the Grant Date is a consultant to the Company or any Affiliate or any person who is a director of the Company, but not a full-time employee, is eligible to receive NQOs or other Awards but shall not be eligible to receive ISOs.

         3.  STOCK SUBJECT TO THIS PLAN

         The total number of shares of Stock that may be issued upon the exercise of Awards is 750,000 shares of Common Stock. Such shares may consist, in whole or in part, of authorized and unissued shares, shares reacquired in private transactions or open market purchases, but all shares issued under the Plan regardless of sources shall be counted against the 750,000 share limitation. The shares covered by the portion of any Award that expires unexercised under this Plan (or repurchased pursuant to a right of repurchase relating to an Award) shall become available again for Awards under this Plan. The number of shares reserved for issuance under this Plan is subject to adjustment in accordance with the provisions for adjustment in this Plan.

         4.  ADMINISTRATION

         This Plan shall be administered by the Board or by a committee appointed by the Board (in either case, the "Administrator"). The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper. Subject to the provisions of this Plan, the Administrator shall have the authority to select the persons to receive Awards, to fix the number of shares that each Participant may acquire, to set the terms and conditions of each Award (including whether each Option will be a NQO or an ISO, the share price and any vesting or exercisability provisions or limitations regarding any Award and/or the shares of Common Stock relating thereto, and the waiver, amendment, extension or acceleration of any such provisions or limitations, based in each case on such factors as the Administrator shall determine, in its sole discretion), to reduce the exercise price of any Award to the then current fair market value if the fair market value of the Common Stock covered by such Award shall have declined since the date the Award was granted, and to determine all other matters relating to this Plan. All questions of interpretation, implementation and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

         5.  GRANTING OF OPTIONS

                  5.1 Term. No Options shall be granted under this Plan after ten years from the date the Board adopts this Plan.

                  5.2 Written Agreement; Effect. Each Option shall be evidenced by a written agreement (the "Option Agreement"), in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted. The Option Agreement shall specify whether each Option it



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evidences is a NQO or an ISO. Failure of the grantee to execute an Option
Agreement shall not void or invalidate the grant of an Option; the Option may not be exercised, however, until the Option Agreement is executed.

                  5.3 Annual $100,000 Limitation on ISOs. Unless the Administrator determines otherwise, the aggregate value of all shares covered by any ISOs granted on or after January 1, 1987, to an optionee with respect to stock in the Company or any Affiliate or any predecessor of any of the foregoing that first become exercisable during any one calendar year shall not exceed $100,000. For this purpose, value shall be the fair market value of the shares covered by the ISOs when the ISOs were granted. If, by their terms, such ISOs taken together would first become exercisable at a faster rate, this $100,000 limitation shall be applied by deferring the exercisability of those ISOs or portions of ISOs which have the highest per share exercise prices. The ISOs or portions of ISOs, the exercisability of which are so deferred, shall become exercisable on the first day of the first subsequent calendar year during which they may be exercised, as determined by applying these same principles of this Section and all other provisions of this Plan, including those relating to the expiration and termination of ISOs.

                  5.4 Grants to Persons Expected to Become Employees, Directors or Consultants. The Administrator may approve the grant of Options (or other Awards) to persons who are expected to become employees or directors of, or consultants to, the Company, but are not employees, directors or consultants at the date of approval. In such cases, the Option (or other Award) shall be deemed granted, without further approval, on the date the grantee becomes an employee, director or consultant and must satisfy all requirements of this Plan for Options (or Awards) granted on that date.

         6.  TERMS AND CONDITIONS OF OPTIONS AND OTHER AWARDS

         Each Option shall be designated as an ISO or a NQO and shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in
Section 6.3. ISOs shall also be subject to the terms and conditions set forth in
Section 6.3, but not those set forth in Section 6.2.

                  6.1 Terms and Conditions to Which All Options and other Awards Are Subject. All Options and other Awards shall be subject to the following terms and conditions:

                           6.1.1 Changes in Capital Structure. Subject to
Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, appropriate adjustments shall be made in (a) the number and class of shares of stock subject to this Plan and each outstanding Award, and
(b) the exercise price of each outstanding Award; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be determined by the Administrator in its sole discretion, which determination shall be final and binding on all persons.

                           6.1.2 Corporate Transactions. New Award rights may be
substituted for Award granted, or the Company's obligations as to outstanding Award may be assumed, by an employer corporation other than the Company, or an Affiliate thereof, in connection with any merger,



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consolidation, acquisition, separation, reorganization, dissolution, liquidation, sale, or like occurrence in which the Company is involved and which the Administrator determines, in its absolute discretion, would materially alter the structure of the Company or its ownership. Such assumption or substitution shall be done in such manner that the then outstanding Options which are ISOs will continue to be "incentive stock options" within the meaning of the Code to the full extent permitted thereby. Notwithstanding the foregoing or the provisions of Section 6.1.1, if such an event occurs and if such employer corporation, or an Affiliate thereof, does not substitute new rights for, and substantially equivalent to, the outstanding Award granted hereunder, or assume the outstanding Award granted hereunder, or if there is no employer corporation, or if the Administrator determines, in its sole discretion, that outstanding Award should not then continue to be outstanding, the Administrator may upon ten days' prior written notice to Participants in its absolute discretion (a) shorten the period during which Award are exercisable, provided they remain exercisable, to the extent otherwise exercisable, for at least ten days after the date the notice is given, or (b) cancel Award upon payment to the Participant in cash, with respect to each Award to the extent then exercisable, of an amount which, in the absolute discretion of the Administrator, is determined to be equivalent to any excess of the fair market value (at the effective time of the dissolution, liquidation, merger, consolidation, acquisition, separation, reorganization, sale or other event) of the consideration that the Participant would have received if the Award had been exercised before the effective time, over the exercise price of the Award; provided, however, if there is a successor corporation and replacement Awards are not granted (or existing Awards are not assumed) by the successor corporation, all outstanding Awards shall become exercisable prior to the consummation of the transaction such that the Participants shall have not less than ten days to exercise their Awards and become shareholders of record entitled to receive the consideration paid to the other shareholders of the Company. The actions described in this Section may be taken without regard to any resulting tax consequences to the Participant. In addition, except where prohibited by the terms of a state securities law permit or qualification with respect to the grant of an Award or the issuance of Common Stock upon the exercise of an Award, and notwithstanding any other provision of the Amended Plan, the Administrator may, in particular Award Agreements or thereafter, provide for the accelerated vesting of an Award upon any event which the Administrator determines, in its discretion, constitutes a change in control of the Company, which events may, without limitation, include one or more of the following: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a subsidiary, an affiliate, or a Company employee benefit plan, including any trustee of such plan acting as trustee), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (or a successor to the Company) representing 35% or more of the combined voting power of the then outstanding securities of the Company or such successor; or (ii) at any time that the Company has registered shares under the Exchange Act, at least 40% of the directors of the Company constitute persons who were not at the time of their first election to the Board, candidates proposed by a majority of the Board in office prior to the time of such first election; or (iii) the dissolution of the Company or liquidation of more than 50% in value of the Company or a sale of assets involving 50% or more in value of the assets of the Company, (x) any merger, reorganization, or other transaction to which the Company is a party, whether or not another entity is the survivor, in each case in which the holders, as a group, of all of the voting shares of the Company outstanding immediately prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding immediately after the transaction, or (y) any other event which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership. The Administrator shall have final authority to determine



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whether one or more of the foregoing events has occurred. Except as expressly provided in any Award Agreement, in the event of a "Change in Control," any Options outstanding immediately before the Change in Control and not then exercisable and vested shall become fully exercisable and vested immediately before the Change in Control; provided that the Administrator may in its discretion decide that any occurrence described above in this Section does not alter the exercisability or vesting of outstanding Options.

                           6.1.3 Option Grant Date. Each Option Agreement shall
specify the date as of which it shall be effective which date shall be the Grant Date (determined pursuant to Section 5.4 in the case of advance approvals).

                           6.1.4 Fair Market Value. For purposes of this Plan,
the fair market value of the Company's stock shall be determined as follows:

                                    (a) if the stock is listed on any
established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers Automated Quotation System, its fair market value shall be the closing sales price for the stock, or the mean between the high bid and low asked prices if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales or bids for such date, then for the last preceding business day on which there were sales or bids), as reported in the Wall Street Journal or similar publication;

                                    (b) if the stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices); and

                                    (c) in the absence of an established market
for the stock, the fair market value shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management and the values of stock of other corporations in the same or a similar line of business.

                           6.1.5 Time of Exercise. Awards may, in the sole
discretion of the Administrator, be exercisable entirely at the Grant Date or at such times and in such amounts as may be specified by the Administrator. Unless otherwise established by the Administrator with respect to any individual or group of individuals, an Option shall become exercisable with respect to 20 percent of all shares subject to the Option on the first anniversary of the Grant Date (the Grant Date, unless otherwise established by the Administrator, referred to as the "Vesting Base Date"), with respect to an additional 20 percent on the second anniversary of the Vesting Base Date, with respect to an additional 20 percent on the third anniversary of the Vesting Base Date, with respect to an additional 20 percent on the fourth anniversary of the Vesting Base Date, and with respect to an additional 20 percent on the fifth anniversary of the Vesting Base Date. In the exercise of its discretion, however, the Administrator may establish a Vesting



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Base Date different from the Grant Date and may establish different vesting schedules with respect to any individual or group of individuals.

                           6.1.6 Nonassignability of Rights. No Award shall be
assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution. During the life of the Participant, an Award shall be exercisable only by the Participant or the Participant's guardian or legal representative.

                           6.1.7 Payment. Except as provided below, payment in
full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Award is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Award is granted or before it is exercised, the Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

                           (a) acceptance of the Participant's full recourse
promissory note for some or all of the aggregate exercise price of the shares being acquired, payable on such terms and bearing such interest rate as determined by the Administrator, and secured in such manner as the Administrator shall approve; including, without limitation, by a security interest in Common Stock or other securities of the Company;

                           (b) delivery by the Participant of Common Stock or
other securities of the Company already owned by the optionee for all or part of the aggregate exercise price of the shares being acquired, provided the fair market value of such Common Stock or securities is equal on the date of exercise to the aggregate exercise price of the shares being acquired, or such portion thereof as the Participant is authorized to pay by delivery of such Common Stock or securities;

                           (c) surrender, sale or withholding from the shares
issuable upon exercise of the Award of a number of shares with a fair market value equal to the aggregate exercise price of the shares being acquired, together with such documentation as the Administrator and the broker, if applicable, shall require; or

                           (d) any other property, so long as such property
constitutes valid consideration under applicable law for the shares being acquired and is surrendered in good form for transfer.

                           6.1.8 Termination of Employment. Any Award or portion
thereof which has not vested on or before the date of a Participant's Employment Termination shall expire upon the date of Employment Termination. An Award or portion thereof that has vested as of the date of Employment Termination, to the extent the Award has not then expired or been exercised, shall be exercisable for a period of (a) three months, or (b) in the case of Participant subject to
Section 16(b) of the Exchange Act, if the Company and the Participant so agree seven months following the date of the Participant's sale, if any, of Common Stock within the meaning of Rule 16b-3). The foregoing sentence notwithstanding, if Employment Termination is due to the permanent disability or death of the Participant, the Participant, the Participant's personal representative or any other person who acquires Award rights from the Participant by will or the applicable laws of descent and distribution, may, within twelve months after the date of Employment Termination, exercise such option or other Award rights to the extent they were exercisable on the date of Employment Termination. The Administrator may, with the consent of the



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Participant, modify any of the periods described above in an Award Agreement or thereafter. A transfer of a Participant from the Company to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence duly authorized by the Company, shall not be deemed an Employment Termination or a break in continuous employment. The Administrator may, with the consent of the Participant, modify any of the periods described above in an Award Agreement or thereafter.

                          6.1.9 Other Provisions. Each Award Agreement may
contain such other terms, provisions, and conditions not inconsistent with this Plan, including without limitation rights of repurchase in favor of the Company with respect to shares acquired upon the exercise of Awards, as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify such option as an "incentive stock option" within the meaning of Section 422 of the Code, unless the Administrator determines otherwise.

                          6.1.10  Tax Compensation Rights.  In connection with
the grant of any Award (the "Associated Award"), the Administrator may grant the Participant the right (the "Tax Compensation Right") to receive from the Company an amount (the "Tax Compensation Amount") in cash which shall not exceed an amount equal to the then existing maximum statutory federal income tax rate (including any surtax or similar charge or assessment) for corporations multiplied by the amount of compensation expense deductible by the Company for federal income tax purposes as a result of exercise of the Associated Award. The Tax Compensation Right may be granted concurrently with or after the grant of the Associated Award. The Administrator may subject the Tax Compensation Right to any terms and conditions the Administrator may deem appropriate, and may cancel or limit the term or amount of the Tax Compensation Right at any time. The Administrator may also, in its discretion, loan to the Participant an amount equal to the Tax Compensation Amount in return for Participant's non-recourse promissory note, payable on such terms and bearing such interest rate as may be determined by the Administrator, which promissory note may be unsecured or secured in such manner as the Administrator may approve, including, without limitation, by a security interest in the shares of the Company.

                          6.1.11  Withholding and Employment Taxes.  At the
time of exercise of an Award, the Participant shall remit to the Company in cash all applicable federal and state withholding and employment taxes. The Administrator may, in the exercise of the Administrator's sole discretion, permit a Participant to pay some or all of such taxes by means of a promissory note on such terms as the Administrator deems appropriate. If and to the extent authorized and approved by the Administrator in its sole discretion, a Participant may elect, by means of a form of election to be prescribed by the Administrator, to have shares which are acquired upon exercise of an Award withheld by the Company or tender other shares of Common Stock or other securities of the Company owned by the Participant to the Company at the time the amount of such taxes is determined, in order to pay the amount of such tax obligations, subject to such limitations as the Administrator determines are necessary or appropriate to comply with the provisions of Rule 16b-3, including any one or more of the following limitations:

                 (a)  such election shall be irrevocable;

                 (b) such election shall be subject to the disapproval of the Administrator at any time;

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                 (c) such election may not be made within six months of the acquisition of the securities to be tendered to satisfy the tax withholding obligation (except that this limitation shall not apply in the event death or disability of the Participant occurs before the expiration of the six-month period); and

                 (d) such election must be made in any ten-day period beginning on the third business day following the date of release by the Company for publication of quarterly or annual summary statements of sales or earnings of the Company.

Any Common Stock or other securities so withheld or tendered will be valued by the Company as of the date they are withheld or tendered. Unless the Administrator otherwise determines, the Participant shall pay to the Company in cash, promptly when the amount of such obligations become determinable, all applicable federal and state withholding taxes resulting from the lapse of restrictions imposed on exercise of an Award, from a transfer or other disposition of shares acquired upon exercise of an Award or otherwise related to the Award or the shares acquired upon exercise of the Award.

                 6.2 Terms and Conditions to Which Only NQOs Are Subject. Options granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

                          6.2.1 Exercise Price. The exercise price of an NQO
shall be determined by the Administrator; provided, however, that if expressly required by one or more state securities authorities or laws as a condition of issuing Awards and Stock in compliance with the securities laws of such state, the exercise price of an NQO shall be not less than 85 percent of the fair market value of the Stock subject to the Option on the Grant Date, and the exercise price of an NQO granted to any Ten Percent Shareholder shall in no event be less than 110 percent of such fair market value.

                          6.2.2 Option Term. Unless an earlier expiration date
is specified by the Administrator at the Grant Date, each NQO shall expire ten years and two days from its Grant Date, except that if required by applicable state securities laws, an NQO granted to a Ten Percent Shareholder shall expire five years from its Grant Date.

                 6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

                          6.3.1 Exercise Price. The exercise price of an ISO
shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the stock covered by the ISO at the Grant Date; provided, however, that the exercise price of an ISO granted to a Ten Percent Shareholder shall in no event be less than 110 percent of such fair market value.

                          6.3.2 Option Term. Unless an earlier expiration date
is specified by the Administrator at the Grant Date, each ISO shall expire ten years from its Grant Date, except that an ISO granted to any person who owns, directly or indirectly (or is treated as owning by reason of applicable attribution rules, currently set forth in Code Section 424), stock of the Company constituting more than

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ten percent of the total combined voting power of the Company's outstanding stock, or the stock of any Affiliate of the Company, shall expire five years from its Grant Date.

                          6.3.3 Disqualifying Dispositions. If stock acquired by
exercise of an ISO is disposed of within two years from the Grant Date or within one year after the transfer of the stock to the optionee, the holder of the stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require. Such holder shall pay to the Company any withholding and employment taxes which the Company in its sole discretion deems applicable to such disposition. Any disposition not in accordance with this Section shall be void and of no effect. The Company may instruct its stock transfer agent by appropriate means, including placement of legends on stock certificates, not to transfer stock acquired by exercise of an ISO unless it has been advised by the Company that the requirements of this Section have been satisfied.

         7.  MANNER OF EXERCISE

         An optionee wishing to exercise an Award shall give written notice to the Company at its principal executive office, to the attention of the Secretary of the Company, accompanied by an executed stock purchase agreement (or other Award agreement) in form and substance satisfactory to the Company, accompanied by payment of the exercise price and by such other documents as the Administrator may request. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price and all such other documents will be considered the date the Award was exercised. Promptly after receipt of written notice of exercise of an Award, the Company shall, without stock issue or transfer taxes to the Participant or any other person entitled to exercise the Award, deliver to the Participant or such other person a certificate or certificates for the requisite number of shares of stock.

         8.  RESTRICTED STOCK

         Shares of Restricted Stock shall be subject to the following terms and conditions:

                 8.1 Price. Participants awarded Restricted Stock, within 45 days of receipt of the applicable Award Agreement, which in no event shall be later than ten (10) days after the Award grant date, shall pay to the Company, if required by applicable law, an amount equal to the par value of the Stock subject to the Award. If such payment is not made and received by the Company by such date, the Award of Restricted Stock shall lapse.

                 8.2 Restrictions. Subject to the provisions of the Plan and the Award Agreement, during a period set by the Administrator, commencing with, and not exceeding 10 years from, the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Administrator may in its discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Administrator may determine; and provided further, that if expressly required by any state securities

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authorities as a condition of the offer and sale of Restricted Stock, such restrictions shall lapse at a rate of at least 20% of the Restricted Stock on each anniversary date of the Award of such Restricted Stock.

                 8.3 Dividends. Unless otherwise determined by the Administrator, cash dividends with respect to shares of Restricted Stock shall be automatically reinvested in additional Restricted Stock, and dividends payable in Stock shall be paid in the form of Restricted Stock.

                 8.4 Termination. Except to the extent otherwise provided in the Award Agreement and pursuant to Section 8.2, upon a Participant's Employment Termination during the Restriction Period, all shares still subject to restriction shall be forfeited by the Participant.

         9.  STOCK PURCHASE RIGHTS

                 9.1 Price. The Administrator may grant Stock Purchase Rights which shall enable the recipients to purchase Common Stock at a price determined by the Administrator; provided, that if expressly required by any state securities authorities as a condition of the offer and sale of shares subject to Stock Purchase Rights, the purchase price shall be not less than 85 percent of the fair market value of the shares on the date of the Award, and the purchase price for Stock Purchase Rights granted to any Ten Percent Shareholder shall be 110% of the fair market value of the shares on the date of the Award.

                 9.2 Exercisability. Stock Purchase Rights shall be exercisable for a period determined by the Administrator not exceeding 30 days from the date of grant. The Administrator, however, may provide that, if required under Rule 16b-3, Stock Purchase Rights granted to persons subject to Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date and shall then be exercisable for 10 trading days at the purchase price specified by the Administrator in accordance with Section 9.1. The Administrator in its discretion, may provide for rights of repurchase of shares acquired upon exercise of Stock Purchase Rights, including without limitation at the original purchase price of such shares upon the Employment Termination of a Participant.

         10.  PROFIT SHARING PLAN

                 10.1 Allocation of Profit Sharing Amount. After completion of a particular fiscal year of the Company (or other fiscal period established by the Administrator) and delivery to the Company of its financial statements for that fiscal period, the Company may in its discretion allocate a percentage of the net income of the Company for that fiscal period for possible distribution to the Company's employees as described in this Section 10 (any such amount for a particular period referred to as a "Profit Sharing Amount"). The Administrator shall have complete discretion to allocate some or all of a Profit Sharing Amount to qualifying employees of the Company, and to determine the allocation of any Profit Sharing Amount among particular qualifying employees. To qualify, an employee must have been a full-time, regular employee of the Company for the full fiscal year to which the Profit Sharing Amount relates or, if a shorter fiscal period is utilized, for the past four full consecutive fiscal quarters, including the fiscal period to which the Profit Sharing Amount relates; for example, if the Company's fiscal year ends on June 30, and the Profit Sharing Amount relates to that fiscal year, an employee must have been a full-time regular employee from July 1 through June 30.

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                 10.2  Allocation of Profit Sharing Amount; Purchase of Shares.

                          (a)  The Administrator may allocate some or all of
the Profit Sharing Amount in cash to eligible employees, in such amounts as the Administrator may in its discretion determine (the amount allocated to a particular employee referred to as the "Employee's Allocation"). An eligible employee may elect to request distributions of the Employee's Allocation in cash or to have a portion of the Employee's Allocation take the form of shares of Stock or (if the Administrator so approves) discounted stock options, or a combination thereof, by making a written election at such times, and by means of such written documentation, as the Administrator may prescribe; provided, however, that the Company shall be under no obligation to deliver shares of Stock, and delivery of such shares shall be in the discretion of the Company.

                          (b)  The Company may, in lieu of distributing some or
all of an Employee's Allocation in cash, distribute some or all of an Employee's Allocation by issuing shares of Stock. Such shares may either be authorized but unissued shares, shares reacquired in private transactions, or shares purchased by the Company in open market purchase transactions. The purchase price for such shares will be paid from (and credited against) an Employee's Allocation. The purchase price for any such shares will be their fair market value on the date of issuance (or, if they are acquired by the Company, then the purchase price paid by the Company).

                          (c)  A person or entity selected by the Administrator
will hold the certificates representing any shares allocated to an employee pursuant to such documentation as is satisfactory to the Administrator. All shares held by any such person or entity shall at all times remain subject to the claims of the Company's general creditors. If such person or entity is the record owner of such shares, then the person or entity shall vote any shares of Stock included in an Employee's Allocation held pursuant to such documentation in accordance with the instructions of the employee. At any time after allocated shares have vested (pursuant to the provisions described below), an employee shall be entitled to receive a certificate representing the vested shares.

                 10.3 Vesting. Unless the Administrator determines otherwise in a particular case, any award of cash or shares under Section 10 will be subject to a five-year vesting period. Twenty percent of the Employee's Allocation for any fiscal year shall vest immediately, and the balance shall vest ratably and equally over five years on each anniversary of the fiscal year of the profit-sharing. No employee shall have any right to receive any cash portion of an Employee's Allocation, or transfer or make any other disposition of Stock, that has not vested. Upon the Employment Termination of an employee, the employee shall have no further rights with respect to any unvested portion of the Employee's Allocation, and any shares of Stock which have not vested may be redeemed at the option of the Company, without payment of any consideration by notice from the Company to the record holder of such shares.

                 10.4 Retirement. Upon retirement of an employee, all outstanding shares included in the Employee's Allocation held by the Company for that employee's account shall be considered fully vested and distributed to the retiring employee. For purposes of this section, "retirement" shall mean voluntary termination by the employee of the employee's employment with the Company or an affiliate after the employee has reached age 60.

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                 10.5 Offset and Withholding. In the event that any amounts are due to the Company from a participating employee, regardless of the source of the obligation, an Employee's Allocation may be applied by the Company towards satisfaction of such other obligations.

                 10.6 No Vested Rights; Company Discretion. Without limiting any other provision in this Plan giving the Company or the Administrator the flexibility to administer and interpret the Plan, all benefits, Awards, and provisions of this Section 10 may be changed, modified, terminated or cancelled, at any time without notice, with or without any reason, by the Company; and no employee, officer or director of the Company shall have any right to receive any amounts under this Section 10 otherwise than in the absolute discretion of the Company.

         11.  EMPLOYMENT OR CONSULTING RELATIONSHIP

         Nothing in this Plan or any Award granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any Participant's employment, consultancy or status as a director at any time, nor confer upon any optionee any right to continue in the employ of, as a consultant to or as a director of, the Company or any of its Affiliates.

         12.  AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN

         The Board of Directors may at any time amend, alter, suspend or discontinue this Plan without shareholder approval, except as required by applicable law; provided, however, that no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Participant under any Award theretofore granted, without the Participant's consent, except to conform this Plan and Award granted thereunder to the requirements of federal or other tax laws or to the requirements of Rule 16b-3.

         13.  LIABILITY AND INDEMNIFICATION OF ADMINISTRATOR

         No member of the group constituting the Administrator shall be liable for any act or omission on such member's own part, including but not limited to the exercise of any power or discretion given to such member under this Plan, except for those acts or omissions resulting from such member's own gross negligence or willful misconduct. The Company shall indemnify each present and future member of the group constituting the Administrator against, and each member of the group constituting the Administrator shall be entitled without further act on his or her part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such person in connection with or arising out of any action, suit, or proceeding to the full extent permitted by law and by the Articles of Incorporation and Bylaws of the Company.

         14.  EFFECTIVE DATE OF THIS PLAN

         This Plan shall become effective upon adoption by the Board; provided, however, that if this Plan is not approved by the shareholders of the Company, within 12 months after its adoption then any

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Awards granted or exercised pursuant to this Plan shall constitute NQOs and not
ISOs, regardless of their status on the Grant Date.

                             *    *    *    *    *

Originally adopted by the Board of Directors on June 30, 1993.

Approved by the shareholders on April 30, 1994.

Amendments adopted by the Board of Directors on December 20, 1994.

Approved by the shareholders on April 1, 1995.

Amendments adopted by the Board of Directors on September 23, 1995.

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